SUPPLEMENT DATED NOVEMBER 28, 1995
             TO THE PROSPECTUS DATED APRIL 21, 1995
                               FOR
                 MERRILL LYNCH SERIES FUND, INC.


     The disclosure appearing under the caption "Investment
Adviser" is amended by replacing the fifth, sixth and eleventh paragraphs in their entirety with the following:

     Effective November 1, 1995, Thomas R. Robinson is responsible for the day-to-day management of Balanced Portfolio, Capital Stock Portfolio, Global Strategy Portfolio and Multiple Strategy Portfolio. Mr. Robinson has been a Senior Portfolio Manager of the Company since 1995. Prior thereto, Mr. Robinson was employed by Merrill Lynch & Co.'s Global Securities Research & Economics Group where he served as Manager of International Equity Strategy from 1989 to 1995.



                              16586, 16587, 16116-KIT, 16117-KIT,
                              16142-KIT, 16145-KIT

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